EXHIBIT 10.17

AMENDMENT NO. 1 TO AMENDED AND RESTATED LICENSE AGREEMENT

THIS AMENDMENT NO. 1 to that certain Amended and Restated License Agreement dated October 17, 2000, by and between IntraLase, Inc. (“LICENSEE”) and Escalon Medical Corporation (“ESCALON”) (the “License Agreement”) is effective as of the date executed by both LICENSEE and ESCALON (the “Effective Date”).

NOW, THEREFORE, LICENSEE and ESCALON hereby agree as follows:

1. Paragraph 2.2 of the License Agreement shall be deleted in its entirety and replaced with the following:

“2.2 “Field of Use” shall refer to the field of laser medical instruments designed for human health and human cosmetic applications.”

2. Except as specifically amended in Paragraph 1 of this Amendment No. 1, all other terms and conditions of the License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 in duplicate originals by their duly authorized officers or representatives.

FOR LICENSEE	FOR ESCALON MEDICAL CORPORATION

By	By
(authorized representative)	(authorized representative)
Typed Name	Typed Name

Title	Title

Date	Date